UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 13, 2013 (May 12, 2013)

HealthWarehouse.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 748-7001

________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 12, 2013, the Board of Directors (the “Board”) of HealthWarehouse.com, Inc. (the “Company”) set the date for the Company’s next annual meeting of stockholders as August 15, 2013 at 11:00 a.m. Eastern time at the offices of the Company at 7107 Industrial Road, Florence, Kentucky 41042. In accordance with the Company’s Amended and Restated Bylaws, written notice of any stockholder proposal intended to be presented at the next annual meeting of stockholders but not included in the Company’s proxy statement for that meeting must be received by the Acting Secretary, HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042, by the close of business on May 23, 2013 (i.e., ten days following public disclosure of the date of the annual meeting by means of this Current Report on Form 8-K). The deadline for submission of proposals of stockholders intended to be presented at the next annual meeting and desired to be included in the Company’s proxy statement is also the close of business on May 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2013	HEALTHWAREHOUSE.COM, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer